                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 29, 1999


                      INCARA PHARMACEUTICALS CORPORATION
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                     0-27410                    56-1924222
                ----------------                ----------
            (Commission File Number)      (IRS Employer ID Number)

                      P.O. Box 14287
                   3200 East Highway 54
               Cape Fear Building, Suite 300
         Research Triangle Park, North Carolina                  27709
         -------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code  (919) 558-8688
                                                         ---------------

Item 2.   Acquisition or Disposition of Assets

     Sale of IRL
     -----------

     On December 29, 1999, the Company sold its anti-infective division, known as Incara Research Laboratories ("IRL"), to a private pharmaceutical company for $11,000,000 in cash and the right to receive up to an additional $4,000,000 if a compound originating from a collaboration between the Company and Merck & Co., Inc. reaches preclinical and clinical trial milestones. The transaction involved the sale of assets associated with Incara's anti-infective division, including rights under a collaboration with Merck and the assumption of related liabilities by the purchaser.

     The IRL transaction was reported in the Company's Annual Report on Form 10-K405 for the year ended September 30, 1999. This Form 8-K is being filed to provide pro forma financial statements for the transaction.

     Acquisitions
     ------------

          As reported in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, on March 31, 2000, Incara purchased all of the minority interests of Renaissance Cell Technologies, Inc. and Aeolus Pharmaceuticals, Inc. Prior to the acquisitions, Incara owned 78.0% of Renaissance and 65.8% of Aeolus. Incara issued shares of its common stock in exchange for the subsidiaries' minority ownership.

Item 7.   Financial Statement and Exhibits

     (b)  Pro Forma Financial Statements

                       INCARA PHARMACEUTICALS CORPORATION

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                               September 30, 1999
                  (Dollars in thousands, except per share data)

                                                                                          Pro Forma
                                                                        Consolidated      Adjustments -       Pro Forma
                                                                           Actual             IRL             As Adjusted
                                                                      ----------------  -----------------   ---------------
                                      ASSETS
Current assets:
     Cash and cash equivalents                                          $      2,407      $      11,000       $    13,407
     Marketable securities                                                     2,553                  -             2,553
     Accounts receivable                                                         282                  -               282
     Prepaids and other current assets                                           237                 (9)              228
                                                                      ----------------  -----------------   ---------------
          Total current assets                                                 5,479             10,991            16,470

Property and equipment, net                                                    2,483             (2,346)              137
Other assets                                                                      82                (81)                1
                                                                      ----------------  -----------------   ---------------
                                                                        $      8,044      $       8,564       $    16,608
                                                                      ================  =================   ===============

          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                   $        654      $        (293)      $       361
     Accrued expenses                                                          1,933                (73)            1,860
     Current portion of capital lease obligations                                488               (478)               10
     Current portion of notes payable                                            197               (168)               29
                                                                      ----------------  -----------------   ---------------
          Total current liabilities                                            3,272             (1,012)            2,260

Long-term portion of capital lease obligations                                   399               (399)                -
Long-term portion of notes payable                                               582               (557)               25

Stockholders' equity:
     Common stock, $.001 par value per share, 40,000,000
          shares authorized, 5,226,969 shares issued and
          outstanding                                                              5                  -                 5
     Additional paid-in capital                                               81,772                  -            81,772
     Restricted stock                                                           (744)                 -              (744)
     Accumulated deficit                                                     (77,242)            10,532           (66,710)
                                                                      ----------------  -----------------   ---------------
          Total stockholders' equity                                           3,791             10,532            14,323
                                                                      ----------------  -----------------   ---------------
                                                                        $      8,044      $       8,564       $    16,608
                                                                      ================  =================   ===============

The pro forma adjustments to the balance sheet reflect the $11,000,000 cash received upon the sale of the Company's IRL division in December 1999 and the elimination of the September 30, 1999 balances of the IRL-related assets and liabilities that were sold with IRL. The adjustment to accumulated deficit of $10,532,000 as of September 30, 1999 reflects the difference between the actual $11,000,000 proceeds for IRL's net assets transferred using the September 30, 1999 net asset balances. The unaudited pro forma consolidated balance sheet is provided for informational purposes and is not necessarily indicative of what the actual financial position would have been had the IRL sale been completed as of September 30, 1999 and is not indicative of future financial position.

                       INCARA PHARMACEUTICALS CORPORATION

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                  For the Fiscal Year Ended September 30, 1999
                      (In thousands, except per share data)

                                                                      Pro Forma
                                                Consolidated          Adjustments -    Pro Forma
                                                   Actual                 IRL          As Adjusted
                                              ----------------      ---------------  ---------------
Revenue:
     Contract and license fee revenue           $      2,088          $    2,063       $        25
                                              ----------------      ---------------  ---------------
Costs and expenses:
     Research and development                         18,996               8,245            10,751
     General and administrative                        3,045                   -             3,045
                                              ----------------      ---------------  ---------------
          Total costs and expenses                    22,041               8,245            13,796
                                              ----------------      ---------------  ---------------

Loss from operations                                 (19,953)             (6,182)          (13,771)
Investment income, net                                   355                (343)              698
                                              ----------------      ---------------  ---------------
Net loss                                        $    (19,598)         $   (6,525)      $   (13,073)
                                              ================      ===============  ===============

Net loss per common share:
     Basic                                      $      (2.98)                          $     (1.99)
                                              ================                       ===============
     Diluted                                    $      (2.98)                          $     (1.99)
                                              ================                       ===============

Weighted average common shares
     outstanding                                       6,583                                 6,583
                                              ================                       ===============

The pro forma adjustments reflect the elimination of revenue and expenses related to IRL for the fiscal year ended September 30, 1999, as if the IRL sale had occurred at the beginning of the fiscal year. The unaudited pro forma consolidated statement of operations is provided for informational purposes and is not necessarily indicative of what the actual results of operations would have been had the IRL sale been completed at the beginning of the year ended September 30, 1999 and is not indicative of future results.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INCARA PHARMACEUTICALS CORPORATION

Date: July 21, 2000           /s/ Richard W. Reichow

                              Richard W. Reichow, Executive Vice President and
                               Chief Financial Officer